Sep 5, 2019

Dougherty & Co. Investor Conference

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

A Leader in the Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Acquisitions will continue to be part of our growth strategy
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Distribution segment differentiates with cross-segment synergies
- ✓ Strong demonstrated leadership
- ✓ Leverage technology to increase productivity

Market Capitalization	$161 Million	Average Volume (3 mo.)		47,320
52-Week Price Range	$17.56- $27.00	Common Shares Outstanding		7.3 Million
Recent Price	$22.03	Ownership:	Institutions	73%
			Insiders	6.5%

Market data as of August 27, 2019 [Source: S&P Capital IQ]; ownership as of most recent filing

What we do


Calibration, Validation &
Laboratory Services


Product
Distribution & Rental

The Calibration process is critical to ensure customers' test equipment is operating according to specifications.

Our target customers usually operate in regulated environments like Life Sciences and Aerospace where the ***cost of failure is very high*** and require calibration services on a regular, recurring basis.

We sell and rent Test, Measurement and Control Instruments that are used in manufacturing processes.

Key instrument types include temperature, pressure, electrical, flow and physical/dimensional measuring disciplines among others.

Two Complementary Segments



Service

- Solid organic growth
  - Recurring revenue stream
  - Driven by regulation and the high cost of failure
  - Strong operating leverage

Distribution

- New test equipment
  - Rentals and used equipment
  - Leads for Service segment
- Strong cash generation

Q1 FY 2020 TTM
Revenue: $166.6M
(Service 52%, Distribution 48%)

- ✓ Unique value proposition
- ✓ Leverage between segments

Trust in every measure

Taking Market Share

$1.5 Billion Addressable Calibration Services Market[1]


25%
OEMs
41%
3rd Party Service Providers
34%
In-house Laboratories

Market Share by Revenue for 3rd Party Service Providers[2]


Transcat 17%
16%
13%
10%
20% (fragmented)
24% (fragmented)
Transcat
Tektronix
Trescal
SIMCO Electronics
Regionals ($5M-$15M)
Others (highly fragmented; $500k-$5M annual revenue)

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Flexible Service Value Proposition

21 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- ✓ Client-based lab
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery


Portland
Los Angeles
San Diego
Phoenix
Denver
Houston
Milwaukee
St. Louis
Ft. Wayne
Dayton
Pittsburgh
Harrisburg
Philadelphia
Norfolk
Charlotte
Toronto
Ottawa
Montreal
Boston
Rochester
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

Client-Based Laboratories ("CBL")

20 Locations Serving Customer Tailored Needs, Full Time At Their Location


Medical Device
Pharma
Medical Device
Medical Device
Rocheste
Pharma
Pharma
Pharma
Medical Device
Pharma
Pharma
Pharma
Pharma
Aerospace and Defense
Aerospace & Defense
Medical Device
Pharma
Aerospace & Defense
Medical Device
Medical Device
Map Legend
Transcat Headquarters
Transcat Client-Based Lab (CBL)

Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



6%	Chemical/Process
7%	Energy/Utilities
10%	Aerospace/Defense
13%	Services
18%	Industrial
4%	Other
42%	Life Science / FDA-regulated

MERCK EXXON United Technologies DUPONT Johnson & Johnson

** Company estimates*

What Makes Transcat Different

Unique Value Proposition…Centered on Life Science, Aerospace and Industrial Manufacturing


Services


Distribution

CALIBRATION SERVICES

NEW TEST & MEASUREMENT INSTRUMENTS

VALIDATION SERVICES

CONSULTING & REMEDIATION

RENTAL TEST INSTRUMENTS

ANALYTICAL LABORATORY SERVICES

MOBILE ALTERNATIVE ENERGY CALIBRATION UNITS

USED TEST INSTRUMENTS

Financial Results

TRANSCAT® Trust in every measure

Record Consolidated Results

($ in millions)

Consolidated Revenue


10% CAGR
$122.2
$143.9
$155.1
$160.9
$166.6
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Consolidated Operating Income


16% CAGR
$6.3
$7.9
$9.0
$10.2
$10.2
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Distribution Service

CAGR calculated FY 2016 – Q1 FY20 TTM

Strong Service Segment Organic Growth

($ in millions)

Service Revenue


$36.4
Inflection Point
$59.2
$71.1
$77.4
$84.0
$87.1
FY 2012
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Service Operating Income & Margin


$(0.2)
$4.2
$4.8
$5.2
$5.2
$4.9
7.1%
6.7%
6.7%
6.2%
5.6%
FY 2012
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Taking market share, especially in life science and adding new multi-year client-based labs (permanent on-sites)

41 consecutive quarters of YOY revenue growth

Organic growth: +11.9% *(Q1 FY 2020)*

Short-term productivity challenges from large number of new techs needed to support growth

Expanded Distribution Margins

($ in millions)


Distribution Sales
$63.0
$72.8
$77.7
$76.9
$79.5
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM


Distribution Operating Income & Margin
$2.1
$3.2
$3.9
$5.0
$5.3
3.4%
4.4%
5.0%
6.5%
6.7%
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Focus on higher margin end-user customers and rental business

- Investments in e-commerce capabilities and web-based marketing

Margin drivers:

- Automated pricing initiative
- Strategic optimization of customer channel mix

Diversification Driving Distribution

Strong Rental Revenue Growth

($ in millions)


$0.9
$2.3
$3.6
$4.2
$4.5
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20
TTM

Provides higher margin profile

Enhances value proposition

Excalibur acquisition added incremental rental platform for higher-end electronic equipment

Used equipment business further complements and diversifies

Strong Cash Generation and Record Net Income

($ in millions)

Net Income and Diluted EPS


$4.1
$4.5
$5.9
$7.1
$7.4
$0.58
$0.64
$0.81
$0.95
$0.99
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Adjusted EBITDA[1] and Margin


$10.6
$14.5
$16.4
$17.8
$17.9
8.7%
10.1%
10.6%
11.1%
10.7%
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 TTM

Tax rate expectations[2]

Fiscal 2020: 21% to 22%

(includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)

17% Total Adjusted EBITDA CAGR[3]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2020 tax rate guidance provided as of July 23, 2019

[3] CAGR calculated FY 2016 – Q1 FY20 TTM

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt

% - Debt to Total Capitalization


$19.1
$27.3
$22.9
$21.0
$22.4
32.9%
38.6%
30.8%
26.0%
26.9%
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$1.4
FY 2016
FY 2017
FY 2018
FY 2019
Q1 FY20 YTD

$21.7 million available from credit facility as of June 29, 2019

- $15.0M term loan replaced in Dec 2018; extended maturity to Dec 2025 and converted to fixed rate of 4.15%
- Revolver portion of credit facility interest is a LIBOR-based variable rate

1.22x leverage ratio at June 29, 2019
(Total debt to TTM Adjusted EBITDA[1])

Anticipate CapEx spend of $7.8 million to $8.2 million in fiscal 2020, as follows[2]

Customer-driven capabilities/technology	~$4.0 to $4.5 million
Rental assets	~$2.0 to $2.5 million
Maintenance	~$1.0 to $1.5 million

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] Outlook provided as of July 23, 2019

Growth Strategy

What makes Transcat Unique

Why We Win…

Rental & Used Instruments

Lead Generation
For Service Segment

Core Distribution
50 years – Strong Brands and Name Recognition

Certifications of New Equipment

Service Growth
- Calibration
- Validation & Analytical
- Consulting

Leverage Technology as a Competitive Advantage


TRANSCAT®
Trust in every measure

Digital Transformation
With industry leading web domain authority

Proprietary "C3"
Portal for customer asset management

Operational Excellence
Productivity focus
Lean/best practices
Process automation
Better customer experience

Drive Double-Digit Service Growth

Dominate our local markets

Take market share from 3rd party providers and OEMs

Outsourcing of in-house labs

Expansion of RF microwave and high-end electronics capabilities

Expanded fleet of mobile calibration labs


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Sweet spot = revenue of $2M - $6M

Look for minimum 15% IRR

Executing Acquisition Strategy

Excalibur Engineering – A Transcat Company

Angel's Instrumentation, Inc. – ISO 17025 Accredited

Infinite Integral Solutions – A Transcat Company

FY 2017

FY 2018

FY 2019

FY 2020

NBS Calibrations, Inc.

GPRS Pressure Gauge Repair Service

Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Infinite Integral Solutions (CalTree software)		✓	
Gauge Repair Service		✓	✓
Angel's Instrumentation	✓	✓	
NBS Calibrations		✓	✓
Excalibur Engineering		✓	✓







CALIBRATED

BY TRANSCAT®

Building for the Long Term

Organic Service Growth
- ✓ Mid to high single digit growth

Strategic Acquisitions
- ✓ To drive key double-digit Service growth

Leverage Technology, Processes & People to Improve Productivity
- ✓ Improve process & productivity
- ✓ Automate calibrations
- ✓ Margin enhancement

Leverage Distribution & Strong Value Proposition
- ✓ Lead generation for Service
- ✓ Transformative digitized fulfillment

Outlook provided as of May 21, 2019

Sep 5, 2019

Dougherty & Co. Investor Conference

TRANSCAT® Trust in every measure

Nasdaq: TRNS

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q1 FY20 TTM
Net Income	$ 4,124	$ 4,522	$ 5,922	$7,145	$7,435
+ Interest	247	719	1,018	903	941
+ Other Expense / (Income)	48	51	60	91	113
+ Tax Provision	1,883	2,642	2,026	2,090	1,673
Operating Income	$ 6,302	$ 7,934	$ 9,026	$10,229	$10,162
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,416
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	87
+ Noncash Stock Compensation	359	453	1,411	1,327	1,261
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$17,826**	**$17,926**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock-based compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, the Company uses Adjusted EBITDA as a measure of performance when evaluating its business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q1 FY20 TTM
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 4,872
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,785
+Other (Expense) / Income	(64)	(55)	(61)	(69)	21
+Noncash Stock Compensation	171	217	706	702	668
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,346
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,290
+Depreciation & Amortization	730	1,524	1,594	1,607	1,630
+Other (Expense) / Income	16	4	1	(22)	67
+Noncash Stock Compensation	188	236	705	625	593
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,580
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 10,346
Distribution	3,081	4,929	6,168	7,237	$ 7,580
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 17,926**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock-based compensation expense, and non-cash loss on sale of building), which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, the Company uses Adjusted EBITDA as a measure of performance when evaluating its business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Generating Cash to Drive Key Investments

FY 2009 (start of acquisition strategy) to Q1 FY 2020

($ in millions)


$120
$100
$80
$60
$40
$20
$0
$0.2
$44.2
$33.2
$24.0
$1.9
($37.1)
($54.5)
($11.3)
$0.6
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock (largely in FY 2014)
Q1 FY20 Cash & Investments, Net
Sources of Cash
Uses of Cash

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- 30+ years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Leanne E. Branham
Vice President of Service Operations

- 30+ years of operations, fulfillment and marketing experience
- Joined Transcat in 2019

Jennifer J. Nelson
Vice President of Human Resources

- Comprehensive HR experience in different sectors
- Joined Transcat in 2012

Andrew J. Quaranto
Vice President of Information Technology

- Proven ability to leverage technology with infrastructure, cloud and software solutions
- Joined Transcat in 2017

Michael W. West
Vice President of Distribution & Marketing

- 15+ years of B2B distribution marketing and consulting expertise
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015


TRANSCAT
35 VANTAGE POINT DRIVE